UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2012, CenterPoint Energy, Inc. (“CenterPoint”) appointed Scott M. Prochazka as its Executive Vice President and Chief Operating Officer, effective as of August 1, 2012.

Mr. Prochazka, age 46, has served as Senior Vice President and Division President, Electric Operations of CenterPoint since May 2011. He previously served as Division Senior Vice President, Electric Operations of CenterPoint’s wholly owned subsidiary, CenterPoint Energy Houston Electric, LLC, from February 2009 to May 2011; as Division Senior Vice President Regional Operations of CenterPoint’s wholly owned subsidiary, CenterPoint Energy Resources Corp., from February 2008 to February 2009; and as Division Vice President, Customer Service Operations, from October 2006 to February 2008.

As of the date of this filing, CenterPoint has not made any determination with regard to any plan, contract, arrangement or award for Mr. Prochazka in connection with this appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: August 1, 2012	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary